Exhibit 99.1

Press Release	Certegy Inc.
100 Second Avenue South
Suite 1100S
St. Petersburg, FL 33701

Date: January 26, 2005	Phone: 727-227-8000
Fax: 727-227-8091

Contact: Mary Waggoner
Certegy Inc.
VP - Investor and Public Relations
678-867-8004

FOR IMMEDIATE RELEASE

CERTEGY REPORTS FOURTH QUARTER 2004 DILUTED EPS OF $0.59

Diluted EPS from Continuing Operations of $0.56 With Revenue of

$281.8 Million and Operating Income of $58.9 Million

St. Petersburg, FL, January 26, 2005 – Certegy Inc. (NYSE:CEY) today reported fourth quarter 2004 diluted earnings per share of $0.59, compared to fourth quarter 2003 diluted earnings per share of $0.48. The fourth quarter of 2003 included a $0.02 per diluted share expense related to a cumulative effect of accounting change. Diluted earnings per share from continuing operations in the fourth quarter of 2004 was $0.56, compared to $0.48 in the fourth quarter of 2003. The following is a comparative summary of fourth quarter diluted earnings per share:

	Fourth Quarter
	2004	2003
Diluted Earnings per Share:
Continuing operations	$0.56	$0.48
Discontinued operations	0.03	0.02

Before Cumulative Effect of Accounting Change	0.59	0.50
Cumulative Effect of Accounting Change	—	(0.02)

Net Income	$0.59	$0.48

FOURTH QUARTER FINANCIAL HIGHLIGHTS

Highlights of the 2004 fourth quarter results from continuing operations, as compared to the prior year quarter (before cumulative effect of accounting change in the 2003 quarter) are as follows:

•	Revenue increased 13.3% to $281.8 million.

•	Operating income of $58.9 million increased 16.4%.

•	Income from continuing operations increased 13.8% to $35.3 million.

•	Diluted earnings per share from continuing operations increased 16.7% to $0.56 per share.

•	Approximately $8.7 million was used to repurchase 262,400 shares of common stock.

•	Capital expenditures totaled $12.4 million.

Certegy previously reported that its Board of Directors had approved a plan to dispose of the Company’s merchant acquiring business. Diluted earnings per share from the discontinued operations was $0.03 and $0.02 in the fourth quarter of 2004 and 2003, respectively. The 2004 fourth quarter included a $0.5 million after-tax benefit from no amortization expense on long-lived assets held for sale as part of discontinued operations, in accordance with Financial Accounting Standards Board Statement No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

“We achieved solid fourth quarter revenue and operating income growth across the company,” stated Lee Kennedy, Certegy’s chairman and chief executive officer. “Card Services revenue increased 12.7%, driven by strong growth in our North American and international card issuing businesses. We are also pleased with the performance of Check Services, where operating income grew 38.7% over prior year and the margin increased by 350 basis points to 19.7%, representing the highest quarterly margin in the past decade.”

SEGMENT RESULTS

Card Services generated revenue of $157.3 million in the fourth quarter of 2004, an increase of 12.7% above the 2003 quarter. Revenue growth of 13.1% in the company’s North American card operation resulted from new customer signings, growth in e-banking and card loyalty programs, and revenue from the acquisition of Crittson Financial, which closed in the first quarter. International card issuing revenue increased by 16.1%, primarily due to growth from existing customers and the third quarter 2004 acquisition of Caribbean CariCard Services. Merchant processing revenue increased 12.2% over the 2003 quarter. Card Services operating income of $39.9 million increased 5.1%, compared to $37.9 in the fourth quarter of 2003, and the operating margin was 25.3%, compared to 27.2% in the fourth quarter of 2003. The reduction in fourth quarter Card Services margin was due to lower software profits, higher international development costs and changes in mix of revenue.

Check Services generated revenue of $124.6 million in the fourth quarter of 2004, an increase of 14.1% over the 2003 quarter, driven by growth in the Company’s domestic and international customer base and growth in cash access services, including the first quarter 2004 acquisition of Game Financial Corporation. Check Services operating income of $24.6 million increased 38.7% compared to $17.7 million in the fourth quarter of 2003. Check Services operating margin increased by 350 basis points to 19.7%, compared to 16.2% in the fourth quarter of 2003. Certegy’s front-end proprietary risk modeling technology, improved collections and increased margins in cash access services drove higher profitability in the check segment.

Corporate expense of $5.6 million increased by $0.5 million over the prior year quarter. The increase is largely attributable to higher audit fees related to Sarbanes-Oxley Section 404. Interest expense of $3.5 million increased by $0.9 million compared to the fourth quarter of 2003. Higher average outstanding revolving credit borrowings and the impact of FIN 46 lease accounting, effective December 31, 2003, generated the increase in interest expense. Other income of $0.6 million declined by $0.3 million compared to the fourth quarter of 2003.

FULL YEAR FINANCIAL HIGHLIGHTS

For the year ended December 31, 2004, the Company reported diluted earnings per share of $1.75. Diluted earnings per share from continuing operations was $1.66 with revenue of $1.0 billion, operating income of $179.7 million and income from continuing operations of $105.9 million. Full year 2004 net income includes income from discontinued operations of $5.9 million after-tax, or $0.09 per diluted share. The following is a comparative summary of full year diluted earnings per share:

	Year ended December 31,
	2004	2003(1)
Diluted Earnings per Share:
Continuing operations	$1.66	$1.36
Discontinued operations	0.09	0.06

Before Cumulative Effect of Accounting Change	1.75	1.42
Cumulative Effect of Accounting Change	—	(0.02)

Net Income	$1.75	$1.40

(1)	Continuing operations in 2003 includes other charges of $12.2 million ($7.7 million after tax) or $0.12 per diluted share.

Highlights for the full year 2004 results from continuing operations, as compared to the full year 2003 (before the 2003 cumulative effect of accounting change) are as follows:

•	Revenue increased 12.8% to $1.0 billion.

•	Operating income increased 21.2% to $179.7 million.

•	Income from continuing operations increased 17.8% to $105.9 million.

•	Diluted earnings per share from continuing operations increased 22.1% to $1.66 per share.

•	Approximately $96.5 million was used to repurchase 2.7 million shares of common stock.

•	Capital expenditures totaled $40.9 million.

ACCOUNTING CHANGE

Certegy expects to adopt Financial Accounting Standards Board (“FASB”) No. 123(R), “Share-Based Payment,” in the first quarter of 2005 using the retrospective transition method, which requires restatement of prior periods presented. The following summarizes the restatement of 2004 results that will occur upon adoption of FASB No. 123(R):

	Reported	FASB 123(R)	Pro Forma
	(In millions, except per share)
Year Ended December 31, 2004
Operating income	$179.7	$(11.0)	$168.6

Income from continuing operations before taxes	$168.0	$(11.0)	$157.0
Provision for income taxes	$(62.1)	$2.7	$(59.4)

Income from continuing operations	$105.9	$(8.4)	$97.5

Effective tax rate	37.0%		37.8%

The 2004 restated quarterly diluted earnings per share from continuing operations will be as follows:

	Reported	FASB 123(R)	Pro Forma
First Quarter 2004	$0.30	$(0.04)	$0.26
Second Quarter 2004	$0.36	$(0.03)	$0.33
Third Quarter 2004	$0.44	$(0.03)	$0.41
Fourth Quarter 2004	$0.56	$(0.03)	$0.53

Year 2004	$1.66	$(0.13)	$1.53

Certegy expects the accounting required by FASB 123(R) to reduce 2005 diluted earnings per share by approximately $0.09 and will result in an effective tax rate of 37.5% for 2005.

2005 GUIDANCE

Certegy provided the following earnings guidance for 2005, including the 2004 and 2005 effects of adopting FASB 123(R). This guidance excludes any potential gain on the sale of the discontinued merchant acquiring business and its profitability prior to disposition:

•	Revenue growth of 10% to 12%, driven by low-double digit revenue growth in both Card Services and Check Services.

•	Operating income growth of 12% to 14% over $168.6 million in 2004.

•	Diluted earnings per share from continuing operations of $1.79 to $1.83, representing growth of 17% to 20% over $1.53 in 2004.

•	Capital expenditures are expected to approximate $60 million to $65 million.

•	Operating cash flow (before capital expenditures) is expected to approximate $165 million to $170 million.

In the first quarter of 2005, the Company expects to achieve revenue growth of approximately 10% and diluted earnings per share from continuing operations of $0.29 to $0.30.

TELECONFERENCE

Management will host a teleconference to discuss fourth quarter earnings on Wednesday, January 26, 2005, at 9:00 a.m. Eastern Time. The live audio Webcast will be available at www.certegy.com. Please be advised that Microsoft’s Windows Media PlayerTM must be downloaded prior to accessing the presentation. It can be downloaded from www.microsoft.com/windows/mediaplayer. A replay of the Webcast will be available in the Investor Center section of the website after the call ends.

About Certegy

Certegy Inc. (NYSE:CEY) provides credit and debit processing, check risk management and check cashing services, merchant processing and e-banking services to over 6,000 financial institutions, 117,000 retailers and 100 million consumers worldwide. Headquartered in St. Petersburg, Florida, Certegy maintains a strong global presence with operations in the United States, United Kingdom, Ireland, France, Chile, Brazil, Australia, New Zealand, Thailand and the Caribbean. As a leading payment services provider, Certegy offers a comprehensive range of transaction processing services, check risk management solutions and integrated customer support programs that facilitate the exchange of business and consumer payments. Certegy generated over $1.0 billion in revenue in 2004. For more information on Certegy, please visit www.certegy.com.

Forward-Looking Statements

The statements in this release include forward-looking statements that are based on current expectations, assumptions, estimates, and projections about Certegy and our industry. Without limitation, Certegy’s revenue, operating income and earnings per share projections for fiscal 2005 under the heading “2005 Guidance” above are forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Certegy’s control that may cause actual results to differ significantly from what is expressed in those statements. Factors that could, either individually or in the aggregate, affect our performance include: our reliance on a small number of business segments and strategic relationships; our ability to comply with bankcard association rules and government regulations; the sensitivity of our business to the economy; the results of our acquisitions; and other factors described in detail in the section entitled “Certain Factors Affecting Forward-Looking Statements” in our 2003 Annual Report on Form 10-K filed on February 17, 2004, with the SEC.

###

CERTEGY INC.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,
	2004	2003
Revenues	$281,842	$248,786

Operating expenses(1):
Costs of services	192,663	174,339
Selling, general and administrative	30,317	23,895

	222,980	198,234

Operating income	58,862	50,552
Other income, net	608	882
Interest expense	(3,526)	(2,596)

Income from continuing operations before income taxes and cumulative effect of a change in accounting principle	55,944	48,838
Provision for income taxes	(20,630)	(17,836)

Income from continuing operations	35,314	31,002
Income from discontinued operations, net of taxes of $1.2 million and $0.7 million, respectively(2)	1,801	1,250

Income before cumulative effect of a change in accounting principle	37,115	32,252
Cumulative effect of a change in accounting principle, net of $0.8 million income tax benefit(3)	—	(1,335)

Net income	$37,115	$30,917

Basic earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$0.57	$0.48
Income from discontinued operations	0.03	0.02
Cumulative effect of a change in accounting principle	—	(0.02)

Net income	$0.60	$0.48

Average shares outstanding	61,935	64,001

Diluted earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$0.56	$0.48
Income from discontinued operations	0.03	0.02
Cumulative effect of a change in accounting principle	—	(0.02)

Net income	$0.59	$0.48

Average shares outstanding	62,966	65,013

Revenues and operating income of the Company’s reportable segments for the three months ended December 31, 2004 and 2003 are as follows:

	Three Months Ended December 31,
	2004	2003
Revenues:
Card Services	$157,258	$139,597
Check Services	124,584	109,189

	$281,842	$248,786

Operating income:
Card Services	$39,858	$37,938
Check Services	24,604	17,736

	64,462	55,674
General corporate expense	(5,600)	(5,122)

	$58,862	$50,552

(1)	Certain 2003 expenses have been reclassified between costs of services and selling, general and administrative to conform to the current period presentation.
(2)	Certegy’s Board of Directors approved a plan to dispose of the Company’s retail merchant acquiring business in the third quarter of 2004.
(3)	The cumulative effect of accounting change expense of $1.3 million in 2003 reflects the adoption of Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51” on December 31, 2003 related to the synthetic lease on our St. Petersburg, Florida operations facility.

CERTEGY INC.

CONSOLIDATED STATEMENTS OF INCOME

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003

(In thousands, except per share amounts)

	Twelve Months Ended December 31,
	2004	2003
	(Unaudited)
Revenues	$1,039,506	$921,734

Operating expenses(1):
Costs of services	739,600	654,099
Selling, general and administrative	120,252	107,217
Other charges(2)	—	12,203

	859,852	773,519

Operating income	179,654	148,215
Other income, net	1,207	2,339
Interest expense	(12,914)	(7,950)

Income from continuing operations before income taxes and cumulative effect of a change in accounting principle	167,947	142,604
Provision for income taxes	(62,071)	(52,764)

Income from continuing operations	105,876	89,840
Income from discontinued operations, net of taxes of $3.6 million and $2.3 million, respectively(3)	5,934	3,897

Income before cumulative effect of a change in accounting principle	111,810	93,737
Cumulative effect of a change in accounting principle, net of $0.8 million income tax benefit(4)	—	(1,335)

Net income	$111,810	$92,402

Basic earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$1.69	$1.38
Income from discontinued operations	0.09	0.06
Cumulative effect of a change in accounting principle	—	(0.02)

Net income	$1.78	$1.42

Average shares outstanding	62,818	65,094

Diluted earnings per share:
Income from continuing operations before cumulative effect of a change in accounting principle	$1.66	$1.36
Income from discontinued operations	0.09	0.06
Cumulative effect of a change in accounting principle	—	(0.02)

Net income	$1.75	$1.40

Average shares outstanding	63,966	65,870

Revenues and operating income of the Company’s reportable segments for the twelve months ended December 31, 2004 and 2003 are as follows:

	Twelve Months Ended December 31,
	2004	2003
	(Unaudited)
Revenues:
Card Services	$590,382	$550,733
Check Services	449,124	371,001

	$1,039,506	$921,734

Operating income:
Card Services	$140,526	$122,175
Check Services	61,036	44,561

	201,562	166,736
General corporate expense	(21,908)	(18,521)

	$179,654	$148,215

(1)	Certain 2003 expenses have been reclassified between costs of services and selling, general and administrative to conform to the current period presentation.
(2)	Other charges of $12.2 million in 2003 ($7.7 million after-tax) represent $9.6 million of early termination costs associated with a data processing contract and $2.6 million of other net charges primarily related to the downsizing of the Company’s Brazilian card operation.
(3)	Certegy’s Board of Directors approved a plan to dispose of the Company’s retail merchant acquiring business in the third quarter of 2004.
(4)	The cumulative effect of accounting change expense of $1.3 million in 2003 reflects the adoption of Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51” on December 31, 2003 related to the synthetic lease on our St. Petersburg, Florida operations facility.

CERTEGY INC.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2004 AND 2003

(In thousands)

	December 31,
	2004	2003
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$41,801	$22,280
Settlement deposits	44,855	26,128
Trade accounts receivable, net of allowance for doubtful accounts of $2,175 and $1,883, respectively	118,482	103,285
Settlement receivables	49,861	59,196
Claims recoverable	44,245	46,478
Other receivables	48,053	26,907
Other current assets	21,116	22,995
Assets held for sale	41,828	35,826

Total current assets	410,241	343,095
Property and equipment, net	61,490	58,897
Goodwill, net	232,941	187,627
Other intangible assets, net	25,506	10,332
Systems development and other deferred costs, net	123,361	118,788
Other assets, net	69,321	66,308

Total assets	$922,860	$785,047

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and other accrued expenses	$54,479	$40,237
Settlement payables	94,716	85,324
Claims payable	36,204	38,270
Compensation and benefit liabilities	19,384	20,535
Income taxes payable	13,278	8,887
Other payables	22,882	10,855
Other current liabilities	31,946	29,496
Liabilities related to assets held for sale	17,719	11,536

Total current liabilities	290,608	245,140
Long-term debt	275,222	222,399
Deferred income taxes	40,295	42,892
Other long-term liabilities	16,672	13,477

Total liabilities	622,797	523,908

Shareholders’ equity:
Common stock	695	695
Paid-in capital	253,995	249,351
Retained earnings	325,681	226,495
Deferred compensation	(9,648)	(10,187)
Accumulated other comprehensive loss	(59,194)	(75,854)
Treasury stock	(211,466)	(129,361)

Total shareholders’ equity	300,063	261,139

Total liabilities and shareholders’ equity	$922,860	$785,047

CERTEGY INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004 AND 2003

(In thousands)

	Twelve Months Ended December 31,
	2004	2003
	(Unaudited)
Cash flows from operating activities:
Net income	$111,810	$92,402
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations	(5,934)	(3,897)
Depreciation and amortization	47,449	42,030
Amortization of deferred compensation and financing costs	6,294	5,438
Income tax benefit from exercise of stock options	3,206	1,298
Cumulative effect of a change in accounting principle	—	1,335
Other non-cash items	5,031	5,045
Deferred income taxes	(1,711)	12,884
Changes in assets and liabilities:
Accounts receivable, net	(19,231)	(1,891)
Current liabilities, excluding settlement and claims payables	(3,437)	(3,850)
Claims accounts, net	296	(5,092)
Other current assets	2,713	(2,077)
Other long-term liabilities	2,979	(141)
Other assets	(3,648)	(11,665)

Net cash provided by operating activities	145,817	131,819

Cash flows from investing activities:
Capital expenditures	(40,908)	(43,747)
Acquisitions, net of $25.1 million of cash acquired	(40,721)	—

Net cash used in investing activities	(81,629)	(43,747)

Cash flows from financing activities:
Net borrowings (repayments) on revolving credit facility	48,600	(214,200)
Proceeds from bond issuance, net of discount and payment of debt issue costs	—	196,130
Treasury stock purchases	(96,502)	(73,550)
Dividends paid	(12,633)	(3,242)
Proceeds from exercise of stock options	11,291	5,502
Other	(1,151)	(32)

Net cash used in financing activities	(50,395)	(89,392)

Effect of foreign currency exchange rates on cash	(390)	7,886
Cash provided by discontinued operations	6,118	1,548

Net cash provided	19,521	8,114
Cash and cash equivalents, beginning of period	22,280	14,166

Cash and cash equivalents, end of period	$41,801	$22,280

CERTEGY INC.

SUPPLEMENTAL INFORMATION

(Unaudited)

1. Revenues by product and service offering are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Card Issuer Services	$113,470	$114,298	$116,408	$118,346	$462,522	$117,862	$123,410	$126,762	$134,562	$502,596
Check Services	82,993	87,076	91,743	109,189	371,001	100,686	110,736	113,118	124,584	449,124
Merchant Processing	18,040	19,459	20,377	18,742	76,618	19,294	20,225	21,232	21,023	81,774
Software and Support	3,321	2,339	3,424	2,509	11,593	1,498	1,293	1,548	1,673	6,012

	$217,824	$223,172	$231,952	$248,786	$921,734	$239,340	$255,664	$262,660	$281,842	$1,039,506

Revenues from discontinued operations not reflected above are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Discontinued Operations	$22,345	$24,220	$23,839	$23,326	$93,730	$24,069	$28,460	$27,667	$26,998	$107,194

2. Revenues by geographic area (based on location of customer) are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Domestic	$172,745	$183,949	$192,966	$204,463	$754,123	$197,478	$215,295	$217,183	$231,947	$861,903
International	45,079	39,223	38,986	44,323	167,611	41,862	40,369	45,477	49,895	177,603

	$217,824	$223,172	$231,952	$248,786	$921,734	$239,340	$255,664	$262,660	$281,842	$1,039,506

3. Revenues are comprised of the following (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Product and Service Fees	$185,958	$187,995	$197,957	$215,725	$787,635	$204,509	$217,713	$225,440	$245,947	$893,609
Interchange Fees	14,923	15,950	16,715	15,248	62,836	16,054	16,917	17,978	18,054	69,003
Reimbursable Expenses	16,943	19,227	17,280	17,813	71,263	18,777	21,034	19,242	17,841	76,894

	$217,824	$223,172	$231,952	$248,786	$921,734	$239,340	$255,664	$262,660	$281,842	$1,039,506

Revenues from discontinued operations not reflected above are comprised of the following (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Product and Service Fees	$5,569	$5,662	$5,972	$6,363	$23,566	$6,475	$7,629	$7,249	$7,214	$28,567
Interchange Fees	16,776	18,558	17,867	16,963	70,164	17,594	20,831	20,418	19,784	78,627
Reimbursable Expenses	—	—	—	—	—	—	—	—	—	—

	$22,345	$24,220	$23,839	$23,326	$93,730	$24,069	$28,460	$27,667	$26,998	$107,194

4. Currency translation increased (decreased) revenues and operating income in 2004 as compared with the prior year as follows (in thousands):

	Revenues
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Card Services	$3,298	$1,407	$1,685	$1,481	$7,871
Check Services	2,211	1,810	2,066	1,890	7,977

	$5,509	$3,217	$3,751	$3,371	$15,848

	Operating Income
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year
Card Services	$(329)	$158	$165	$(44)	$(50)
Check Services	398	374	482	737	1,991

	$69	$532	$647	$693	$1,941

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

5. Check volumes in dollars are as follows (in millions):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Domestic	$7,145	$7,499	$7,783	$9,368	$31,795	$8,206	$8,623	$8,719	$10,961	$36,509
International	761	811	830	995	3,397	925	904	917	1,065	3,811

	$7,906	$8,310	$8,613	$10,363	$35,192	$9,131	$9,527	$9,636	$12,026	$40,320

Guarantee	$6,251	$6,606	$6,962	$8,220	$28,039	$7,048	$7,248	$7,207	$8,548	$30,051
Verification	1,655	1,704	1,651	2,143	7,153	2,083	2,279	2,429	3,478	10,269

	$7,906	$8,310	$8,613	$10,363	$35,192	$9,131	$9,527	$9,636	$12,026	$40,320

6. Number of cards and accounts processed (end of period) are as follows (in thousands):

	2003				2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Cards:
Domestic	22,695	22,969	23,304	23,364	23,466	23,843	23,846	23,846
International	23,148	22,095	21,914	23,083	23,359	24,244	23,763	25,026

	45,843	45,064	45,218	46,447	46,825	48,087	47,609	48,872

Accounts:
Domestic	17,372	17,601	17,860	17,957	18,069	18,254	17,033	17,032
International	20,016	19,055	18,917	20,075	20,282	21,044	20,620	21,972

	37,388	36,656	36,777	38,032	38,351	39,298	37,653	39,004

American Express cards and accounts processed in the Caribbean in 2003 have been reclassified from domestic to international.

7. Merchant volumes in dollars and number of transactions are as follows:

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Dollars (in millions)	$845	$886	$946	$841	$3,518	$864	$931	$989	$937	$3,721

Number of Transactions (in thousands)	8,709	9,448	10,510	9,691	38,358	9,291	10,385	10,777	10,278	40,731

Merchant volumes and number of transactions from discontinued operations not reflected above are as follows:

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Dollars (in millions)	$918	$996	$1,014	$1,020	$3,948	$1,005	$1,158	$1,127	$1,091	$4,381

Number of Transactions (in thousands)	11,907	12,295	12,214	11,842	48,258	11,464	12,463	12,153	11,424	47,504

8. Depreciation and amortization by segment is as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Card Services	$7,715	$7,999	$8,400	$8,106	$32,220	$7,985	$8,067	$8,722	$9,280	$34,054
Check Services	1,801	2,001	2,384	2,502	8,688	2,784	2,953	3,175	3,202	12,114
Corporate	296	250	272	304	1,122	315	322	320	324	1,281

	$9,812	$10,250	$11,056	$10,912	$42,030	$11,084	$11,342	$12,217	$12,806	$47,449

Amortization of acquired merchant portfolios from discontinued operations not reflected above is as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Discontinued Operations	$562	$563	$563	$741	$2,429	$753	$789	$785	$—	$2,327

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

9. Capital expenditures and acquisitions are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Capital expenditures	$8,432	$15,138	$10,722	$9,455	$43,747	$7,026	$10,083	$11,373	$12,426	$40,908

Acquisitions, net of cash acquired	$—	$—	$—	$—	$—	$33,391	$(433)	$8,063	$(300)	$40,721

In the fourth quarter of 2004, Certegy received $300 thousand for purchase price adjustments related to prior acquisitions. In the third quarter of 2004, Certegy paid $1.1 million for purchase price adjustments related to prior acquisitions and $7.0 million for the Caribbean CariCard Services acquisition, while in the second quarter of 2004, Certegy received $433 thousand for purchase price adjustments related to prior acquisitions.

Capital expenditures and acquisitions from discontinued operations not reflected above are as follows (in thousands):

	2003					2004
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year
Capital expenditures	$—	$—	$—	$208	$208	$85	$31	$40	$5	$161

Acquisitions, net of cash acquired	$—	$—	$4,521	$—	$4,521	$5,800	$—	$—	$—	$5,800

10. Long-term debt at December 31, 2004 and 2003 consists of (in thousands):

	December 31, 2004	December 31, 2003
Unsecured notes, 4.75%, due 2008, net of unamortized discount	$199,543	$199,420
Borrowings under revolving credit facility	48,600	—
Notes payable, variable rate, due 2009	22,364	22,364
Capital lease obligations	4,715	615

	$275,222	$222,399

11. Stock repurchase activity:

We repurchased 2.7 million shares of common stock during 2004 at a total cost of $96.5 million. In May 2004, the Board of Directors of Certegy Inc. approved a $100 million share repurchase program. As of December 31, 2004, the Company had $43.3 million remaining under this program.

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12. Discontinued Operations:

These financial statements reflect the results of operations and cash flows of our retail merchant acquiring business as discontinued operations. The balance sheets reflect preliminary reclassifications of the assets and liabilities of our merchant acquiring business to be sold under the captions “Assets held for sale” and “Liabilities related to assets held for sale.” All historical statements have been reclassified to conform to this presentation.

Results of Operations:

Reconciliations of 2004 and 2003 results of operations, adjusted for discontinued operations, are as follows (in thousands):

	1st Qtr 2004			1st Qtr 2003
	Previously Reported	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$263,409	$(24,069)	$239,340	$240,169	$(22,345)	$217,824
Operating expenses	227,863	(22,050)	205,813	219,213	(21,424)	197,789

Operating income	35,546	(2,019)	33,527	20,956	(921)	20,035
Other income, net	220	—	220	155	—	155
Interest expense	(2,976)	—	(2,976)	(1,681)	—	(1,681)

Income from continuing operations before taxes	32,790	(2,019)	30,771	19,430	(921)	18,509
Provision for income taxes	(12,132)	747	(11,385)	(7,238)	343	(6,895)

Income from continuing operations	20,658	(1,272)	19,386	12,192	(578)	11,614
Discontinued operations	—	1,272	1,272	—	578	578

Net income	$20,658	$—	$20,658	$12,192	$—	$12,192

Basic EPS:
Continuing operations	$0.32	$(0.02)	$0.30	$0.19	$(0.01)	$0.18
Discontinued operations	—	0.02	0.02	—	0.01	0.01

	$0.32	$—	$0.32	$0.19	$—	$0.19

Diluted EPS:
Continuing operations	$0.32	$(0.02)	$0.30	$0.18	$(0.01)	$0.18
Discontinued operations	—	0.02	0.02	—	0.01	0.01

	$0.32	$—	$0.32	$0.18	$—	$0.18

	2nd Qtr 2004			2nd Qtr 2003
	Previously Reported	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$284,124	$(28,460)	$255,664	$247,392	$(24,220)	$223,172
Operating expenses	241,474	(26,022)	215,452	209,990	(22,660)	187,330

Operating income	42,650	(2,438)	40,212	37,402	(1,560)	35,842
Other income, net	85	—	85	828	—	828
Interest expense	(3,153)	—	(3,153)	(1,628)	—	(1,628)

Income from continuing operations before taxes	39,582	(2,438)	37,144	36,602	(1,560)	35,042
Provision for income taxes	(14,645)	902	(13,743)	(13,634)	581	(13,053)

Income from continuing operations	24,937	(1,536)	23,401	22,968	(979)	21,989
Discontinued operations	—	1,536	1,536	—	979	979

Net income	$24,937	$—	$24,937	$22,968	$—	$22,968

Basic EPS:
Continuing operations	$0.40	$(0.02)	$0.37	$0.35	$(0.01)	$0.34
Discontinued operations	—	0.02	0.02	—	0.01	0.01

	$0.40	$—	$0.40	$0.35	$—	$0.35

Diluted EPS:
Continuing operations	$0.39	$(0.02)	$0.36	$0.35	$(0.01)	$0.33
Discontinued operations	—	0.02	0.02	—	0.01	0.01

	$0.39	$—	$0.39	$0.35	$—	$0.35

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12. Discontinued Operations, continued:

	3rd Qtr 2004			3rd Qtr 2003
	Total	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$290,327	$(27,667)	$262,660	$255,791	$(23,839)	$231,952
Operating expenses	241,171	(25,564)	215,607	212,268	(22,102)	190,166

Operating income	49,156	(2,103)	47,053	43,523	(1,737)	41,786
Other income, net	294	—	294	474	—	474
Interest expense	(3,259)	—	(3,259)	(2,045)	—	(2,045)

Income from continuing operations before taxes	46,191	(2,103)	44,088	41,952	(1,737)	40,215
Provision for income taxes	(17,091)	778	(16,313)	(15,627)	647	(14,980)

Income from continuing operations	29,100	(1,325)	27,775	26,325	(1,090)	25,235
Discontinued operations	—	1,325	1,325	—	1,090	1,090

Net income	$29,100	$—	$29,100	$26,325	$—	$26,325

Basic EPS:
Continuing operations	$0.46	$(0.02)	$0.44	$0.40	$(0.02)	$0.39
Discontinued operations	—	0.02	0.02	—	0.02	0.02

	$0.46	$—	$0.46	$0.40	$—	$0.40

Diluted EPS:
Continuing operations	$0.46	$(0.02)	$0.44	$0.40	$(0.02)	$0.38
Discontinued operations	—	0.02	0.02	—	0.02	0.02

	$0.46	$—	$0.46	$0.40	$—	$0.40

	4th Qtr 2004			4th Qtr 2003
	Total	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$308,840	$(26,998)	$281,842	$272,112	$(23,326)	$248,786
Operating expenses	247,009	(24,029)	222,980	219,593	(21,359)	198,234

Operating income	61,831	(2,969)	58,862	52,519	(1,967)	50,552
Other income, net	608	—	608	882	—	882
Interest expense	(3,526)	—	(3,526)	(2,596)	—	(2,596)

Income from continuing operations before taxes	58,913	(2,969)	55,944	50,805	(1,967)	48,838
Provision for income taxes	(21,798)	1,168	(20,630)	(18,553)	717	(17,836)

Income from continuing operations	37,115	(1,801)	35,314	32,252	(1,250)	31,002
Discontinued operations	—	1,801	1,801	—	1,250	1,250
Cumulative change in accounting	—	—	—	(1,335)	—	(1,335)

Net income	$37,115	$—	$37,115	$30,917	$—	$30,917

Basic EPS:
Continuing operations	$0.60	$(0.03)	$0.57	$0.50	$(0.02)	$0.48
Discontinued operations	—	0.03	0.03	—	0.02	0.02
Cumulative change in accounting	—	—	—	(0.02)	—	(0.02)

	$0.60	$—	$0.60	$0.48	$—	$0.48

Diluted EPS:
Continuing operations	$0.59	$(0.03)	$0.56	$0.50	$(0.02)	$0.48
Discontinued operations	—	0.03	0.03	—	0.02	0.02
Cumulative change in accounting	—	—	—	(0.02)	—	(0.02)

	$0.59	$—	$0.59	$0.48	$—	$0.48

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12. Discontinued Operations, continued:

	Full Year 2004			Full Year 2003
	Previously Reported	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Revenues	$1,146,700	$(107,194)	$1,039,506	$1,015,464	$(93,730)	$921,734
Operating expenses	957,517	(97,665)	859,852	861,064	(87,545)	773,519

Operating income	189,183	(9,529)	179,654	154,400	(6,185)	148,215
Other income, net	1,207	—	1,207	2,339	—	2,339
Interest expense	(12,914)	—	(12,914)	(7,950)	—	(7,950)

Income from continuing operations before taxes	177,476	(9,529)	167,947	148,789	(6,185)	142,604
Provision for income taxes	(65,666)	3,595	(62,071)	(55,052)	2,288	(52,764)

Income from continuing operations	111,810	(5,934)	105,876	93,737	(3,897)	89,840
Discontinued operations	—	5,934	5,934	—	3,897	3,897
Cumulative change in accounting	—	—	—	(1,335)	—	(1,335)

Net income	$111,810	$—	$111,810	$92,402	$—	$92,402

Basic EPS:
Continuing operations	$1.78	$(0.09)	$1.69	$1.44	$(0.06)	$1.38
Discontinued operations	—	0.09	0.09	—	0.06	0.06
Cumulative change in accounting	—	—	—	(0.02)	—	(0.02)

	$1.78	$—	$1.78	$1.42	$—	$1.42

Diluted EPS:
Continuing operations	$1.75	$(0.09)	$1.66	$1.42	$(0.06)	$1.36
Discontinued operations	—	0.09	0.09	—	0.06	0.06
Cumulative change in accounting	—	—	—	(0.02)	—	(0.02)

	$1.75	$—	$1.75	$1.40	$—	$1.40

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12. Discontinued Operations, continued:

Balance Sheets:

Reconciliations of December 31, 2004 and 2003 balance sheets, adjusted for discontinued operations, are as follows (in thousands):

	December 31, 2004			December 31, 2003
	Total	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
ASSETS
Current assets:
Cash and cash equivalents	$41,801		$41,801	$22,280		$22,280
Settlement deposits	46,571	$(1,716)	44,855	29,638	$(3,510)	26,128
Trade accounts receivable, net of allowance for doubtful accounts	124,906	(6,424)	118,482	108,158	(4,873)	103,285
Settlement receivables	58,635	(8,774)	49,861	65,172	(5,976)	59,196
Claims recoverable	44,245		44,245	46,478		46,478
Other receivables	48,053		48,053	26,907		26,907
Other current assets	21,488	(372)	21,116	22,995		22,995
Assets held for sale	—	41,828	41,828	—	35,826	35,826

Total current assets	385,699	24,542	410,241	321,628	21,467	343,095
Property and equipment, net	61,490		61,490	58,897		58,897
Goodwill, net	236,946	(4,005)	232,941	187,627		187,627
Other intangible assets, net	46,043	(20,537)	25,506	31,799	(21,467)	10,332
Systems development and other deferred costs, net	123,361		123,361	118,788		118,788
Other assets, net	69,321		69,321	66,308		66,308

Total assets	$922,860	$—	$922,860	$785,047	$—	$785,047

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued expenses	$55,750	$(1,271)	$54,479	$41,600	$(1,363)	$40,237
Settlement payables	105,206	(10,490)	94,716	94,810	(9,486)	85,324
Claims payable	36,204		36,204	38,270		38,270
Compensation and benefit liabilities	19,384		19,384	20,535		20,535
Income taxes payable	13,278		13,278	8,887		8,887
Other payables	22,882		22,882	10,855		10,855
Other current liabilities	31,946		31,946	29,136	360	29,496
Liabilities related to assets held for sale	—	17,719	17,719	—	11,536	11,536

Total current liabilities	284,650	5,958	290,608	244,093	1,047	245,140
Long-term debt	275,222		275,222	222,399		222,399
Deferred income taxes	46,253	(5,958)	40,295	43,939	(1,047)	42,892
Other long-term liabilities	16,672		16,672	13,477		13,477

Total liabilities	622,797	—	622,797	523,908	—	523,908

Shareholders’ equity:
Common stock	695		695	695		695
Paid-in capital	253,995		253,995	249,351		249,351
Retained earnings	325,681		325,681	226,495		226,495
Deferred compensation	(9,648)		(9,648)	(10,187)		(10,187)
Accumulated other comprehensive loss	(59,194)		(59,194)	(75,854)		(75,854)
Treasury stock	(211,466)		(211,466)	(129,361)		(129,361)

Total shareholders’ equity	300,063	—	300,063	261,139	—	261,139

Total liabilities and shareholders’ equity	$922,860	$—	$922,860	$785,047	$—	$785,047

CERTEGY INC.

SUPPLEMENTAL INFORMATION, CONTINUED

(Unaudited)

12. Discontinued Operations, continued:

Cash Flows:

Reconciliations of 2004 and 2003 cash flows, adjusted for discontinued operations, are as follows (in thousands):

	Twelve Months Ended December 31, 2004			Twelve Months Ended December 31, 2003
	Total	Disc Opers	Reclassified	Previously Reported	Disc Opers	Reclassified
Cash flows from operating activities:
Net income	$111,810		$111,810	$92,402		$92,402
Adjustments to reconcile net income to net cash provided by operating activities of continuing operations:
Income from discontinued operations	—	$(5,934)	(5,934)	—	$(3,897)	(3,897)
Depreciation and amortization	47,449		47,449	42,030		42,030
Amortization of deferred compensation and financing costs	6,294		6,294	5,438		5,438
Income tax benefit from exercise of stock options	3,206		3,206	1,298		1,298
Cumulative effect of a change in accounting principle	—		—	1,335		1,335
Other non-cash items	5,031		5,031	5,045		5,045
Deferred income taxes	3,283	(4,994)	(1,711)	13,602	(718)	12,884
Changes in assets and liabilities:
Accounts receivable, net	(20,199)	968	(19,231)	(2,954)	1,063	(1,891)
Current liabilities, excluding settlement and claims payables	(3,637)	200	(3,437)	(3,554)	(296)	(3,850)
Claims accounts, net	296		296	(5,092)		(5,092)
Other current assets	2,705	8	2,713	(2,077)		(2,077)
Other long-term liabilities	2,979		2,979	(141)		(141)
Other assets	(1,321)	(2,327)	(3,648)	(9,236)	(2,429)	(11,665)

Net cash provided by operating activities	157,896	(12,079)	145,817	138,096	(6,277)	131,819

Cash flows from investing activities:
Capital expenditures	(41,069)	161	(40,908)	(43,955)	208	(43,747)
Acquisitions, net of cash acquired	(46,521)	5,800	(40,721)	(4,521)	4,521	—

Net cash used in investing activities	(87,590)	5,961	(81,629)	(48,476)	4,729	(43,747)

Cash flows from financing activities:
Net borrowings (repayments) on revolving credit facility	48,600		48,600	(214,200)		(214,200)
Proceeds from bond issuance, net of discount and payment of debt issue costs	—		—	196,130		196,130
Treasury stock purchases	(96,502)		(96,502)	(73,550)		(73,550)
Dividends paid	(12,633)		(12,633)	(3,242)		(3,242)
Proceeds from exercise of stock options	11,291		11,291	5,502		5,502
Other	(1,151)		(1,151)	(32)		(32)

Net cash used in financing activities	(50,395)	—	(50,395)	(89,392)	—	(89,392)

Effect of foreign currency exchange rates on cash	(390)		(390)	7,886		7,886
Cash provided by discontinued operations	—	6,118	6,118	—	1,548	1,548

Net cash provided	19,521	—	19,521	8,114	—	8,114
Cash and cash equivalents, beginning of period	22,280		22,280	14,166		14,166

Cash and cash equivalents, end of period	$41,801	$—	$41,801	$22,280	$—	$22,280